UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K/A
Amendment No. 1
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2025

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

First Bancorp
INDEX

Page

Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders

On May 1, 2025, First Bancorp (the “Company”) filed a Current Report on Form 8-K reporting the results of its Annual Shareholders Meeting held on April 29, 2025. Of the shareholders who voted on the proposal concerning the say on pay frequency, over 92% voted for an annual frequency. On July 29, 2025, the Company’s Compensation Committee and Board of Directors determined that the Company will hold an advisory vote on the overall compensation of the Company’s named executive officers every year. This Form 8-K/A is being filed to disclose the decision of the Company’s Compensation Committee and Board of Directors in light of the results of the shareholders’ voting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

Dated: July 30, 2025	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

4